Exhibit 10.1

Execution Version

July 14, 2020

To: DORIAN LPG FINANCE LLC, as Borrower,

DORIAN LPG LTD., as Facility Guarantor,

and

The UPSTREAM GUARANTORS named below

Amended and restated facility agreement dated April 29, 2020 (the “Facility Agreement”) made among (i) Dorian LPG Finance LLC as borrower, (ii) the entities listed in Schedule 1 (The original parties) Part B thereto as owners and upstream guarantors, (iii) Dorian LPG Ltd., as facility guarantor, (iv) ABN AMRO Capital USA LLC, Citibank N.A., London Branch, ING Bank N.V., London Branch, Crédit Agricole Corporate and Investment Bank and Skandinaviska Enskilda Banken AB (publ), as bookrunners, (v) ABN AMRO Capital USA LLC and ING Bank N.V., London Branch, as joint syndication agents, (vi) ABN AMRO Capital USA LLC, Citibank N.A., London Branch, ING Bank N.V., London Branch, Banco Santander, S.A. and the Export-Import Bank of Korea, as mandated lead arrangers, (vii) the banks and financial institutions listed in Schedule 1 (The original parties) Part F thereto, as commercial lenders, (viii) the banks and financial institutions listed in Schedule 1 (The original parties) Part G thereto, as KEXIM lenders, (ix) the Export-Import Bank of Korea, as KEXIM, (x) the banks and financial institutions listed in Schedule 1 (The original parties) Part I thereto, as K-sure lenders, (xi) the banks and financial institutions listed in Schedule 1 (The original parties) Part J thereto, as swap banks, (xii) the banks and financial institutions listed in Schedule 1 (The original parties) Part P thereto, as new facilities lenders, (xiii) ABN AMRO Capital USA LLC, as global coordinator, sustainability coordinator, agent and security agent for and on behalf of the finance parties, (xiv) Citibank N.A., London Branch or any of its holding companies, subsidiaries or affiliates, as ECA coordinator, and  (xv) Citibank N.A., London Branch as ECA agent.

Ladies and Gentlemen:

We refer to the Facility Agreement. Words and expressions defined in the Facility Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We further refer to Clause 28.19 (Arrest of Ship) of the Facility Agreement.  We hereby agree to delete Clause 28.19 (Arrest of Ship) from the Facility Agreement in its entirety and replace it with “28.19. Intentionally Omitted” with effect on and from the date hereof.

We further refer to Clause 19.2 (b)(i) (Minimum Liquidity). We hereby agree to amend and restate Clause 19.2(b)(i) (Minimum Liquidity) as follows with effect on and from the date hereof:

“(i) Minimum Liquidity: Notwithstanding the provisions in Clause 25.1(d)(ii) hereof, at all times it maintains Consolidated Liquidity at least equal to the higher of (A) $27,500,000 (as the amount agreed between (x) the Facility Guarantor and (y) the parties whose approval is required for the financial covenants set out in this paragraph (b) of Clause 19.2 (Financial Condition) to become effective) and (B) 5% of consolidated interest bearing debt outstanding of the Facility

Guarantor and its Subsidiaries, of which at least $1,000,000 per Mortgaged Ship under this Agreement of such Consolidated Liquidity shall be held in an Earnings Account.”

Other than as set forth in this letter, the provisions of the Facility Agreement and Finance Documents shall remain unchanged and in full force and effect. It is acknowledged and agreed that this letter shall constitute a Finance Document for purposes of the Facility Agreement.

This letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the letter.

This letter shall be governed by the laws of the State of New York.

Sincerely,

ABN AMRO CAPITAL USA LLC

As Administrative Agent, Security Agent and Lender

By:	/s/ Maria Fahey	By:	/s/ Amit Wynalda
Name:	Maria Fahey	Name:	Amit Wynalda
Title:	Director	Title:	Executive Director

CITIBANK N.A., LONDON BRANCH

As Lender

By:	/s/ Meghan O’Connor	By:
Name:	Meghan O’Connor	Name:
Title:	Vice President	Title:

THE EXPORT-IMPORT BANK OF KOREA

As Lender

By:	/s/ Sang-jin. Ju	By:
Name:	Sang-jin. Ju	Name:
Title:	Director General	Title:

ING BANK N.V., LONDON BRANCH

As Lender

By:	/s/ Stephen Fewster	By:	/s/ Adam Byrne
Name:	Stephen Fewster	Name:	Adam Byrne
Title:	Managing Director, Global Head of Shipping	Title:	Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

As Lender

By:	/s/ Alexander Foley	By:	/s/ Georgios Gkanasoulis
Name:	Alexander Foley	Name:	Georgios Gkanasoulis
Title:	Senior Associate	Title:	Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

As Lender

By:	/s/ Arne Juell-Skielse	By:	/s/ Olof Kajerdt
Name:	Arne Juell-Skielse	Name:	Olof Kajerdt
Title:	Head of Shipping & Offshore Coverage Swedem	Title:	Head of Legal Department

Accepted and agreed by:

DORIAN LPG FINANCE LLC

As Borrower

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

COMET LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN SHANGHAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN HOUSTON LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN SAO PAULO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

CONSTELLATION LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN ULSAN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN AMSTERDAM LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN MONACO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN BARCELONA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN TOKYO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN GENEVA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN CAPE TOWN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

COMMANDER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN EXPLORER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN EXPORTER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN LPG LTD.

As Facility Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	Chief Financial Officer